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                                                                   EXHIBIT 10.37


                       AMERICA'S FAVORITE CHICKEN COMPANY

                       STOCK BONUS AGREEMENT - EXECUTIVE


     THIS STOCK BONUS AGREEMENT (this "Agreement") is made and entered into as of _____________________, 1996 by and between America's Favorite Chicken Company (the "Company") and _________________________ ("Employee").


                                R E C I T A L S:
                                - - - - - - - -


     A. The Company desires to grant to Employee shares of Common Stock, $0.01 par value per share, of the Company (the "Common Stock"), subject to the terms and conditions set forth in this Agreement and the Company's 1996 Employee Stock Bonus Plan. The date on which such grant shall occur shall be ____________________, 1996 (the "Closing Date").

     B. In order to induce the Company to grant such shares of Common Stock, Employee agrees to hold such shares and any other shares of Common Stock that Employee now holds or hereinafter acquires subject to the restrictions and interests created by this Agreement.


                                 A G R E E M E N T:
                                 - - - - - - - - -


     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants and conditions contained herein, the parties agree as follows:

     1.   Grant of Stock.  The Company hereby agrees to grant to Employee,
          --------------
subject to the conditions and restrictions contained in this Agreement, _____________ shares (individually, a "Share," and collectively, the "Shares") of the Common Stock. In connection with the purchase of Shares hereunder, Employee acknowledges that he or she has reviewed the memorandum regarding
Section 83(b) of the Internal Revenue Code of 1986, as amended, attached hereto as Exhibit A.

     2.   Repurchase Option Upon Termination.
          ----------------------------------

          (a) The Company's Repurchase Option.  In the event that Employee's
              -------------------------------
employment or other relationship with the Company and all of its directly or indirectly owned subsidiaries (individually, a "Subsidiary," and collectively, the "Subsidiaries") terminates for any reason on or prior to the fifth anniversary of the Closing Date (including, without limitation, by reason of Employee's death, disability, retirement, voluntary resignation or dismissal by the Company or any of its Subsidiaries, with or without cause), the Company shall have the option (the "Repurchase Option") to purchase from Employee all or any portion of the Shares for a period of six months after the effective date of such termination (the effective date of termination is hereinafter referred to as the "Termination Date").

          (b) Repurchase Price.  The purchase price for each share to be
              ----------------
purchased pursuant to the Repurchase Option (the "Repurchase Price") shall be the Fair Market Value (as hereinafter defined) per Share (subject to adjustment as provided in Section 2(d) below). For purposes hereof, the Repurchase Price for shares of capital stock or other securities of the Company or any successor or assign of the Company which are issued in respect of, in exchange for or in substitution of the Shares by reason of any stock dividend, stock split, reverse split, recapitalization, reclassification, combination, merger, consolidation or otherwise shall be determined in the same manner and proportion as the underlying Shares on which such shares of capital stock or other securities were issued.
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          (c) Definition of Fair Market Value.  As used herein, the "Fair Market
              -------------------------------
Value" of a Share shall be determined by the Board of Directors on the basis of the best available evidence, which determination shall be final and binding.

          (d) Adjustments of Purchase Price Under Repurchase Option.  The
              -----------------------------------------------------
Repurchase Price for any Shares to be purchased pursuant to the Repurchase Option shall be increased or decreased appropriately to reflect any distribution of shares of capital stock or other securities of the Company or any successor or assign of the Company which is made in respect of, in exchange for or in substitution of the Shares by reason of any stock dividend, stock split, reverse split, recapitalization, reclassification, combination, merger, consolidation or otherwise.

          (e) Exercise of Repurchase Option.  The Repurchase Option shall be
              -----------------------------
exercised by the Company by delivery to Employee, within the six-month period specified in Section 2(a) hereof, of a written notice of its election to so exercise. Such notice shall therein specify (i) the number of Shares which the Company elects to repurchase; (ii) the calculation of the Repurchase Price for such Shares; and (iii) a day, which shall not be more than 30 days after the date such notice is delivered, on or before which Employee shall surrender (if Employee has not already done so) the certificate or certificates representing the Shares to be purchased pursuant to the Repurchase Option (with a stock assignment or stock assignments duly endorsed in blank for Transfer) at the principal office of the Company in exchange for a check, payable to Employee or such person as Employee shall request, in the amount equal to the Repurchase Price, calculated as provided in this Section 2, multiplied by the number of the Shares to be purchased. If Employee fails to so surrender such certificate or certificates on or before such date, from and after such date the Shares which the Company elected to repurchase shall be deemed to be no longer outstanding, and Employee shall cease to be a stockholder with respect to such Shares and shall have no rights with respect thereto except only the right to receive payment of the Repurchase Price, without interest, upon surrender of the certificate or certificates therefor (with a stock assignment or stock assignments duly endorsed in blank for Transfer). Notwithstanding the foregoing in this Section 2(e), in the event any principal, interest, fees, expenses or other amounts are owed to the Company by Employee (the "Outstanding Amount"), the Repurchase Price for the number of the Shares to be repurchased hereunder shall be reduced (to an amount not less than zero) by such Outstanding Amount, which reduction shall be specified in reasonable detail in the Company's written notice of election to exercise the Repurchase Option. If the Outstanding Amount exceeds the Repurchase Price for the number of the Shares to be repurchased, Employee shall remain obligated and liable to the Company for the unpaid balance thereof.

          (f) Termination of Repurchase Option.  The Repurchase Option shall
              --------------------------------
terminate upon (i) the Company's initial underwritten public offering of shares of Common Stock registered under the Securities Act of 1933, as amended, on Form S-1, that results in gross proceeds to the Company in excess of $25 million from the sale of Common Stock or (ii) the acquisition by any person or group (as defined in Section 13d of the Securities Act of 1934) of beneficial ownership of more than fifty percent (50%) of the Company's then outstanding shares of Common Stock.

     3.   Investment Representations.  Employee represents and warrants to the
          --------------------------
Company as follows:

          (a) Employee's Own Account.  Employee is acquiring the Shares for
              ----------------------
Employee's own account and not with a view to or for sale in connection with any distribution of the Shares.

          (b) Access to Information.  Employee (i) is familiar with the business
              ---------------------
of the Company and its Subsidiaries; (ii) has had an opportunity to discuss with representatives of the Company and its Subsidiaries the condition of and prospects for the continued operation and financing of the Company and its Subsidiaries and such other matters as Employee has deemed appropriate in considering whether to

                                      2.
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invest in the Shares; and (iii) has been provided access to all available information about the Company and its Subsidiaries requested by Employee.

          (c) Shares Not Registered.  Employee understands that the Shares have
              ---------------------
not been registered under the Act or registered or qualified under the securities laws of any state and that Employee may not Transfer the Shares unless they are subsequently registered under the Act and registered or qualified under applicable state securities laws, or unless an exemption is available which permits Transfers without such registration and qualification.

     4.   Partial Termination.  This Agreement shall terminate with respect to
          -------------------
those Shares which are acquired by the Company pursuant to Section 2(a), upon such acquisition.

     5.    Miscellaneous.
           -------------

          (a) Legends on Certificates.  Any and all certificates now or
              -----------------------
hereafter issued evidencing shares of Common Stock shall have endorsed upon them a legend substantially as follows:

         "THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO REPURCHASE BY THE COMPANY PURSUANT TO THAT CERTAIN STOCK BONUS AGREEMENT DATED AS OF _____________, 1996 BY AND BETWEEN AMERICA'S FAVORITE CHICKEN COMPANY AND THE ORIGINAL EMPLOYEE HEREOF, A COPY OF WHICH AGREEMENT IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF AMERICA'S FAVORITE CHICKEN COMPANY."

Such certificates shall also bear such legends and shall be subject to such restrictions on transfer as may be necessary to comply with all applicable federal and state securities laws and regulations.

          (b) Further Assurances.  Each party hereto agrees to perform any
              ------------------
further acts and execute and deliver any documents which may be reasonably necessary to carry out the intent of this Agreement.

          (c) Notices.  Except as otherwise provided herein, all notices,
              -------
requests, demands and other communications under this Agreement shall be in writing, and if given by telegram, telecopy or telex, shall be deemed to have been validly served, given or delivered when sent, if given by personal delivery, shall be deemed to have been validly served, given or delivered upon actual delivery and, if mailed, shall be deemed to have been validly served, given or delivered three business days after deposit in the United States mails, as registered or certified mail, with proper postage prepaid and addressed to the party or parties to be notified, at the following addresses (or such other address(es) a party may designate for itself by like notice):

          If to the Company:

               America's Favorite Chicken Company
               6 Concourse Parkway
               Suite 1700
               Atlanta, Georgia 30328

          If to Employee:

               ______________________________
               ______________________________
               ______________________________


                                      3.
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          (d) Amendments; No Waiver.  This Agreement may be amended only by a
              ---------------------
written agreement executed by both of the parties hereto.

          (e) Governing Law.  This Agreement shall be governed by and construed
              -------------
in accordance with the laws of the State of Minnesota.

          (f) Disputes.  In the event of any dispute among the parties arising
              --------
out of this Agreement, the prevailing party shall be entitled to recover from the nonprevailing party the reasonable expenses of the prevailing party including, without limitation, reasonable attorneys' fees and expenses.

          (g) Entire Agreement.  This Agreement and the instruments and
              ----------------
agreements referenced herein constitute the entire agreement and understanding among the parties pertaining to the subject matter hereof and supersede any and all prior agreements, whether written or oral, relating hereto.

          (h) Recapitalizations or Exchanges Affecting the Company's Capital
              --------------------------------------------------------------
Stock.  The provisions of this Agreement shall apply to any and all shares of
-----
capital stock or other securities of the Company or any successor or assign of the Company which may be issued in respect of, in exchange for or in substitution of, the Shares by reason of any stock dividend, stock split, reverse split, recapitalization, reclassification, combination, merger, consolidation or otherwise, and such shares or other securities shall be encompassed within the term "Shares" for purposes of this Agreement.

          (i) No Rights.  Nothing in this Agreement shall affect in any manner
              ---------
whatsoever the rights of the Company or any of its Subsidiaries to terminate Employee's employment or other relationship for any reason, with or without cause, subject to the terms and conditions of any agreement to which Employee may be a party.

          (j) Disclosure.  The Company shall have no duty or obligation to
              ----------
affirmatively disclose to Employee, and Employee shall have no right to be advised of, any material information regarding the Company or any of its Subsidiaries at any time prior to, upon or in connection with the Company's repurchase of the Shares under this Agreement at or after the cessation or termination of Employee's employment or other relationship with the Company and/or any of its Subsidiaries.

          (k) Successors and Assigns.  The Company may assign with absolute
              ----------------------
discretion any or all of its rights and/or obligations and/or delegate any of its duties under this Agreement to any of its affiliates, successors and/or assigns and this Agreement shall inure to the benefit of, and be binding upon, such respective affiliates, successors and/or assigns of the Company in the same manner and to the same extent as if such affiliates, successors and/or assigns were original parties hereto. Without limiting the foregoing, the Company may assign the Repurchase Option provided for in Section 2 of this Agreement to any nominee, affiliate, successor and/or assign. Unless specifically provided herein to the contrary, Employee may not assign any or all of its rights and/or obligations and/or delegate any or all of its duties under this Agreement without the prior written consent of the Company. Upon an assignment of any or all of Employee's rights and/or obligations and/or a delegation of any or all of its duties under this Agreement in accordance with the terms of this Agreement, this Agreement shall inure to the benefit of, and be binding upon, Employee's respective affiliates, successors and/or assigns in the same manner and to the same extent as if such affiliates, successors and/or assigns were original parties hereto.

          (l) Headings.  Introductory headings at the beginning of each section
              --------
and subsection of this Agreement are solely for the convenience of the parties and shall not be deemed to be a limitation upon or description of the contents of any such section and subsection of this Agreement.

                                      4.
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          (m) Counterparts.  This Agreement may be executed in two counterparts,
              ------------
each of which shall be deemed an original and both of which, when taken together, shall constitute one and the same Agreement.

          (n)  RIGHT IN OTHER CAPACITIES; EMPLOYEE'S REVIEW OF AGREEMENT.
               ---------------------------------------------------------

          (i) ALTHOUGH AFTER HIS/HER RECEIPT OF THE SHARES, EMPLOYEE WILL BE OR CONTINUE TO BE AN EMPLOYEE, OFFICER AND/OR DIRECTOR OF THE COMPANY (OR OF A DIRECT OR INDIRECT SUBSIDIARY OR OTHER AFFILIATE OF THE COMPANY), EMPLOYEE REPRESENTS THAT EMPLOYEE IS ACQUIRING THE SHARES FOR THEIR POTENTIAL AS AN EQUITY INVESTMENT AND WITHOUT ANY EXPECTATION UNDER SECTION 302A.751 OF THE MINNESOTA BUSINESS CORPORATION ACT OR OTHERWISE THAT THE OWNERSHIP OF THE SHARES WILL ENTITLE EMPLOYEE TO ANY RIGHTS AS AN EMPLOYEE, OFFICER OR DIRECTOR OF THE COMPANY (OR ANY DIRECT OR INDIRECT SUBSIDIARY OR OTHER AFFILIATE OF THE COMPANY) THAT WOULD NOT EXIST IF EMPLOYEE WERE NOT A SHAREHOLDER. EMPLOYEE FURTHER AGREES THAT NO CHANGE IN HIS OR HER EXPECTATIONS CONCERNING EMPLOYMENT OR CONCERNING HIS OR HER PARTICIPATION AS AN OFFICER OR DIRECTOR, IF APPLICABLE, WILL HAVE A REASONABLE BASIS UNLESS SET FORTH IN A WRITTEN AGREEMENT EXPRESSLY GIVING EMPLOYEE ADDITIONAL RIGHTS AS TO SUCH MATTERS. THE COMPANY HEREBY ADVISES EMPLOYEE THAT THE COMPANY IS ISSUING THE SHARES IN RELIANCE ON THE FOREGOING REPRESENTATIONS OF EMPLOYEE AND IN THE EXPECTATION THAT EMPLOYEE WILL NOT HAVE ANY RIGHT TO EMPLOYMENT BY THE COMPANY (OR BY ANY DIRECT OR INDIRECT SUBSIDIARY OR OTHER AFFILIATE OF THE COMPANY) OR TO CONTINUE TO BE AN OFFICER OR DIRECTOR OF THE COMPANY (OR OF ANY SUCH SUBSIDIARY OR OTHER AFFILIATE) BY VIRTUE OF EMPLOYEE'S OWNERSHIP OF THE SHARES AND THAT THE COMPANY WOULD NOT ISSUE SHARES TO EMPLOYEE IF EMPLOYEE HAD ANY CONTRARY EXPECTATIONS.

          (ii) EMPLOYEE CONFIRMS THAT EMPLOYEE HAS CAREFULLY REVIEWED THIS AGREEMENT AND UNDERSTANDS IT. EMPLOYEE FURTHER CONFIRMS THAT EMPLOYEE HAS BEEN ADVISED TO CONSULT WITH LEGAL COUNSEL REPRESENTING EMPLOYEE CONCERNING THIS AGREEMENT AND ANY OTHER AGREEMENTS BETWEEN OR AMONG EMPLOYEE, THE COMPANY AND ANY OF ITS PRESENT OR PROSPECTIVE SHAREHOLDERS, DIRECTORS, OFFICERS AND/OR EMPLOYEES.


     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


                    THE COMPANY:

                    AMERICA'S FAVORITE CHICKEN COMPANY


                    By:  ________________________________
                         Name:
                         Title:


                                      5.
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                    EMPLOYEE:


                    _______________________________________


                    ADDRESS:

                    _______________________________________

                    _______________________________________

                    _______________________________________


                                      6.